EXHIBIT 22
                       SUBSIDIARY LISTING


K. Hovnanian Equities, Inc.
EXC, Inc.
K. Hovnanian Companies of North Carolina, Inc.
KHL, Inc.
Hovnanian Texas, Inc.
Hovnanian Georgia, Inc.
Hovnanian Financial Services III, Inc.
K. Hovnanian Mortgage USA, Inc.
Hovnanian Financial Services IV, Inc.
K. Hovnanian Developments of New Jersey, Inc.
KHE Finance, Inc.
K. Hov International, Inc.
Hovnanian Financial Services II, Inc.
New Fortis Investment
Hovnanian Financial Services I, Inc.
K. Hovnanian Enterprises, Inc.
Hovnanian Pennsylvania, Inc.
Recreational Development Co., Inc.
K. Hovnanian Marine, Inc.
K. Hovnanian Aviation, Inc.
K. Hovnanian Companies of North Jersey, Inc.
K. Hovnanian at Montville, Inc.
K. Hovnanian at Wayne, Inc.
K. Hovnanian at Mahwah IV, Inc
K. Hovnanian at Morris II, Inc.
K. Hovnanian at Mahwah II, Inc.
K. Hovnanian at Mahwah III, Inc.
K. Hovnanian @ Northern Westchester, Inc.
K. Hovnanian at Hanover, Inc.
K. Hovnanian at Montville II, Inc.
K. Hovnanian @ Newark Urban Renewal Corp.I, Inc.
K. Hovnanian @ Newark I, Inc.
K. Hovnanian @ Newark Urban Renewal Corp.II, Inc.
Jersey City Danforth CSO
K. Hovnanian @ Newark Urban Renewal Corp.III, Inc.
K. Hovnanian @ Newark Urban Renewal Corp. IV, Inc.
K. Hovnanian @ Newark Urban Renewal Corp. V, Inc.
K. Hovnanian at Jersey City I, Inc.
K. Hovnanian at Jersey City II, Inc.(Phase 2A)
K. Hovnanian at Jersey City III, Inc.
K. Hovnanian at Mahwah VI, Inc.
K. Hovnanian at Jersey City II, Inc.(Phase 2B)
K. Hovnanian at Mahwah VII, Inc.
K. Hovnanian at Montclair, N.J., Inc.
K. Hovnanian at Horizon Heights, Inc.
K. Hovnanian at Reservoir Ridge, Inc.
K. Hovnanian at Mahwah V, Inc.
K. Hovnanian at Mahwah VIII, Inc.
K. Hovnanian of North Jersey, Inc. (Hudson River)
Montego Bay I Acquisition Corp., Inc.
Montego Bay Associates Limited I, LP (MBAI)
Montego Bay II Acquisition Corp., Inc.
Montego Bay Associates Limited II, LP (MBAII)
0515 Co., Inc.
K. Hovnanian at North Brunswick IV, Inc.
K. Hovnanian Properties of North Brunswick IV, Inc.
Arrow Properties, Inc.
KHIPE, Inc.
Pine Brook Company, Inc.
K. Hovnanian Properties of North Brunswick II, Inc.
K. Hovnanian Properties of Galloway, Inc.
K. Hovnanian @ Cedar Grove I, Inc.
K. Hovnanian @ Cedar Grove II, Inc.
K. Hovnanian Properties of Piscataway, Inc.
K. Hovnanian Properties of North Brunswick I, Inc.
Molly Pitcher Renovations, Inc.
K. Hovnanian Properties of East Brunswick II,Inc.
K. Hovnanian Investment Properties of N.J., Inc.
K. Hovnanian Investment Properties, Inc.
Hovnanian Properties of Atlantic County, Inc.
K. Hovnanian Properties of Newark Urban Renewal Corporation, Inc.
K. Hovnanian Properties of Hamilton, Inc.
K. Hovnanian Properites of Franklin, Inc.
K. Hovnanian Properties of North Brunswick III, Inc.
K. Hovnanian Properties of Franklin II, Inc.
K. Hovnanian at Jacksonville, Inc.
K. Hovnanian Properties of North Brunswick V, Inc.
K. Hovnanian Properties of Wall, Inc.
K.Hovnanian at Pompano Beach, Inc.
Hovnanian Properties of Lake Worth, Inc.
Landarama, Inc.
K. Hovnanian Companies Northeast, Inc.
Parthenon Group
Minerva Group
K. Hovnanian Companies of Central Jersey, Inc.
K. Hovnanian Real Estate Investment, Inc.
K. Hovnanian at Princeton, Inc.
K. Hovnanian at South Brunswick III, Inc.
K. Hovnanian at South Brunswick IV, Inc.
K. Hovnanian at Plainsboro I, Inc.
K. Hovnanian at Plainsboro II, Inc.
K. Hovnanian at Klockner Farms, Inc.
K. Hovnanian at South Brunswick II, Inc.
K. Hovnanian at Hopewell III, Inc.
K. Hovnanian at Hopewell I, Inc.
K. Hovnanian at South Brunswick, Inc.
K. Hovnanian at East Windsor I, Inc.
K. Hovnanian at North Brunswick II, Inc.
K. Hovnanian at North Brunswick III, Inc.
K. Hovnanian at Hopewell II, Inc.
K. Hovnanian at Somerset VIII, Inc.
K. Hovnanian at Lawrence Square, Inc.
Dryer Associates, Inc.
K. Hovnanian at East Brunswick V, Inc.
K. Hovnanian at Bernards II, Inc.
K. Hovnanian at Bridgewater III, Inc.
K. Hovnanian at Plainsboro III, Inc.
K. Hovnanian at Somerset V, Inc.
K. Hovnanian at Somerset VI, Inc.
Eastern Title Agency, Inc.
K. Hovnanian Mortgage, Inc.
Governors Abstract
Eastern National Title Insurance Agency, Inc.
Founders Title Agency, Inc.
K. Hovnanian Companies North Central Jersey, Inc.
K. Hovnanian at Bedminster, Inc.
K. Hovnanian at Bridgewater IV, Inc.
K. Hovnanian at Branchburg III, Inc.
K. Hovnanian at Spring Ridge, Inc.
K. Hovnanian at Bridgewater V, Inc.
K. Hovnanian at Readington, Inc.
K. Hovnanian at Branchburg II, Inc.
K. Hovnanian at Bridgewater II, Inc.
K. Hovnanian at Branchburg I, Inc.
K. Hovnanian Companies Jersey Shore, Inc.
K. Hovnanian at Wall Township, Inc.
K. Hovnanian at Galloway VIII, Inc.
K. Hovnanian at Dover Township, Inc.
K. Hovnanian at Galloway VII, Inc.
K. Hovnanian at Tinton Falls II, Inc.
K. Hovnanian at Ocean Township, Inc.
K. Hovnanian at Wall Township II, Inc.
K. Hovnanian at Wall Township III, Inc.
K. Hovnanian at Holmdel Township, Inc.
K. Hovnanian at Wall Township IV, Inc.
K. Hovnanian at Wall Township V, Inc.
K. Hovnanian at Atlantic City, Inc.
K. Hovnanian at Ocean Township II, Inc.
K. Hovnanian at Ocean Township, Inc.
K. Hovnanian at Marlboro Township, Inc.
K. Hovnanian at Howell Township, Inc.
K. Hovnanian at Howell Township II, Inc.
K. Hovnanian at Woodbury Oaks, Inc.
K. Hovnanian at Freehold Township, Inc.
K. Hovnanian at Lakewood, Inc.
K. Hovnanian Companies of the Delaware Valley, Inc.
K. Hovnanian Co. of Delaware Valley, Inc. Brokerage Company
K. Hovnanian at Lower Saucon, Inc
K. Hovnanian at Perkiomen I, Inc.
K. Hovnanian at Montgomery I, Inc.
K. Hovnanian at Upper Merion, Inc.
K. Hovnanian at Perkiomen II, Inc.
K. Hovnanian Companies of South Jersey, Inc.
K. Hovnanian at Valleybrook, Inc.
Kings Grant Evesham Corp.
K. Hovnanian at Burlington, Inc.
K. Hovnanian at Medford I, Inc.
K. Hovnanian at The Reserve @ Medford, Inc
K. Hovnanian at Kings Grant I, Inc.
K. Hovnanian at Valleybrook II, Inc.
K. Hovnanian Real Estate of Florida, Inc.
Hovnanian Developments of Florida, Inc.
K. Hovnanian Companies of Florida, Inc.
Hovnanian of Palm Beach II, Inc.
Hovnanian of Palm Beach III, Inc.
Hovnanian of Palm Beach IV, Inc.
Hovnanian of Palm Beach V, Inc.
Hovnanian of Palm Beach VI, Inc.
Hovnanian of Palm Beach VII, Inc.
Hovnanian of Palm Beach VIII, Inc.
Hovnanian of Palm Beach IX, Inc.
Hovnanian at Tarpon Lakes I, Inc.
Hovnanian at Tarpon Lakes II, Inc.
Hovnanian at Tarpon Lakes III, Inc.
K. Hovnanian at Pasco I, Inc.
K. Hovnanian at Ft. Myers I, Inc.
K. Hovnanian at Palm Beach XI, Inc.
K. Hovnanian at Jensen Beach, Inc.
Hovnanian of Palm Beach X, Inc.
K. Hovnanian at Martin Downs I, Inc.
K. Hovnanian at Jacksonville I, Inc.
K. Hovnanian at Ft. Myers II, Inc.
K. Hovnanian at Lawrence Grove, Inc.
K. Hovnanian at Jacksonville II, Inc.
K. Hovnanian of Palm Beach XIII, Inc.
Hovnanian of Palm Beach, Inc.
K. Hovnanian at Half Moon Bay, Inc.
K. Hovnanian at Woodridge Estates, Inc.
Pike Utilities, Inc.
Tropical Service Builders, Inc.
K. Hovnanian at Embassy Lakes, Inc.
K. Hovnanian at Delray Beach II, Inc.
K. Hovnanian at Orlando I, Inc.
K. Hovnanian at Orlando II, Inc.
K. Hovnanian at Orlando III, Inc.
K. Hovnanian at Martin Downs II, Inc.
K. Hovnanian at Orlando IV, Inc.
K. Hovnanian Properties of Orlando, Inc.
K. Hovnanian at Delray Beach I, Inc.
K. Hovnanian at Pasco II, Inc.
K. Hovnanian at Port St. Lucie I, Inc.
K. Hovnanian at Delray Beach, Inc.
Eastern National Title Insurance Agency, Inc.
K. Hovnanian Mortgage of Florida, Inc.
South Florida Residential Title Agency, Inc.
Eastern National Title Insurance Agency I, Inc.
Western Financial Services, Inc.
r. e. Scott Mortgage co. of Florida, Inc.
New K. Hovnanian Developments of Florida, Inc.
New K. Hovnanian Companies of Florida, Inc.
K. Hovnanian at Fairway Views, Inc.
K. Hovanian at Lake Charleston, Inc.
K. Hovnanian at Carolina Country Club I, Inc.
K. Hovnanian at Chapel Trail, Inc.
K. Hovnanian at Winston Trails, Inc.
K. Hovnanian at Lakes of Boca Raton, Inc.
K. Hovnanian at Lake Charleston II, Inc.
K. Hovnanian at Lake Charleston III, Inc.
K. Hovnanian at Carolina Country Club II, Inc.
K. Hovnanian at Winston Trails, Inc.
K. Hovnanian at Pembroke Isles, Ins.
K. Hovnanian at Carolina Country Club III, Inc.
K. Hovnanian at Coconut Creek, Inc.
K. Hovnanian at Polo Trace, Inc.
K. Hovnanian Companies of New York, Inc.
K. Hovnanian at Westchester, Inc.
K. Hovnanian at Peekskill, Inc.
K. Hovnanian at Washingtonville, Inc.
K. Hovnanian at Mahopac, Inc.
K. Hovnanian at Carmel, Inc.
K. Hovnanian Developments of New York, Inc.
Cedar Hill Water Corporation
Cedar Hill Sewer Corporation
R.C.K. Community Management Co., Inc.
K. Hovnanian Companies of Massachusetts, Inc.
K. Hovnanian at Merrimack, Inc.
K. Hovnanian at Merrimack II, Inc.
K. Hovnanian at Taunton, Inc.
New England Community Management Co., Inc.
K. Hovnanian Cos. of Metro Washington, Inc.
K. Hovnanian at Ashburn Village, Inc.
K. Hovnanian at Woodmont,, Inc.
K. Hovnanian at Sully Station, Inc.
K. Hovnanian at Bull Run, Inc.
K. Hovnanian at Montclair, Inc.
K. Hovnanian at River Oaks, Inc.
K. Hovnanian at Holly Crest, Inc.
K. Hovnanian at Woodmont, Inc.
K. Hovnanian at Montclair, Inc.(Montclair Condos)
K. Hovnanian at Fair Lakes, Inc.
K. Hovnanian at Ashburn Village, Inc.
K. Hovnanian at Park Ridge, Inc.
K. Hovnanian at Belmont, Inc.
K. Hovnanian at Fair Lakes Glen, Inc.
K. Hovnanian Developments of Metro Washington, Inc.
K. Hovnanian at River Oaks, Inc.
K. Hovnanian at Montclair, Inc. (Montclair Laing)
K. Hovnanian Companies of California, Inc.
K. Hovnanian at Clarkstown, Inc.
K. Hovnanian at West Orange, Inc.
K. Hovnanian at Wayne III, Inc.
K. Hovnanian at Wayne IV, Inc.
K. Hovnanian at Wayne V, Inc.
K. Hovnanian at Hackettstown, Inc.
K. Hovnanian at Spring Mountain, Inc.
K. Hovnaian at East Windsor II, Inc.
K. Hovnanian Treasure Coast, Inc.
K. Hovnanian at La Terraza, Inc.
K. Hovnanian at Highland Vineyards, Inc.
K. Hovnanian Companies of Southern California II, Inc.
K. Hovnanian at Vail Ranch, Inc.
K. Hovnanian at Carmel Del Mar, Inc.
K. Hovnanian at Calabria, Inc.
K. Hovnanian Developments of California, Inc.
K. Hovnanian at Ballantrae, Inc.
Ballantrae Home Sales, Inc.
K. Hovnanian at Hunter Estates, Inc.
K. Hovnanian Developments of Maryland, Inc.
K. Hovnanian Companies of Maryland, Inc.
K. Hovnanian at Seneca Crossing, Inc.
K. Hovnanian at Exeter Hills, Inc.
K. Hovnanian Southeast Florida, Inc.
K. Hovnanian Florida Region, Inc.
K. Hovnanian at East Brunswick VI, Inc.
K. Hovnanian at Berlin, Inc.
K. Hovnanian at Bedminster II, Inc.
K. Hovnanian at Marlboro Township II, Inc.
K. Hovnanian at Inverrary I, Inc.
K. Hovnanian at Mahwah IX, Inc.
K. Hovnanian at Hopewell IV, Inc.
K. Hovnanian at Northlake, Inc.
K. Hovnanian at Castile, Inc.
K. Hovnanian at Tierrasanta, Inc.
K. Hovnnaian at Bridgewater VI, Inc.
K. Hovnanian at Preston, Inc.
K. Hovnanian at Bernards III, Inc.
K. Hovnanian at Wayne VI, Inc.
K. Hovnanian at Rancho Cristianitos, Inc.
K. Hovnanian at La Trovata, Inc.
K. Hovnanian at Watchung Reserve, Inc.
K. Hovnanian at Windsong East Brunswick, Inc.
K. Hovnanian at South Brunswick V, Inc.
K. Hovnanian at Wall Township III, Inc.
K. Hovnanian at Tannery Hill, Inc.
K. Hovnanian at Upper Freehold Township I, Inc.
K. Hovnanian at Jefferson, Inc.
K. Hovnanian at Hershey's Mill, Inc.
K. Hovnanian at Bernards VI, Inc.
K. Hovnanian at Port Imperial North, Inc.
K. Hovnanian at Hopewell V, Inc.
K. Hovnanian at Hopewell VI, Inc.
K. Hovnanian at Manalapan II, Inc.
K. Hovnanian at Union Township, Inc.
K. Hovnanian at Wayne VII, Inc.
K. Hovnanian at Scotch Plains II, Inc.
K. Hovnanian at Thornbury, Inc.
K. Hovnanian at Cameron Chase, Inc.
K. Hovnanian at Marlboro Township IV, Inc.
K. Hovnanian at Port Imperial Urban Renewal, Inc.
K. Hovnanian at East Whiteland, Inc.
K. Hovnanian at Stonegate, Inc.